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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K



                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                 Date of report (date of earliest event reported):
                                 February 16, 1998


                          IWL COMMUNICATIONS, INCORPORATED
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)

               Texas                 0-22293                   76-0043882
          ---------------          ------------            ------------------
          (State or other          (Commission             (I.R.S. Employer
          jurisdiction of           File Number)           Identification No.)
          incorporation)


                         12000 Aerospace Avenue, Suite 200
                               Houston, Texas  77034
            ------------------------------------------------------------
            (Address of principal executive offices, including zip code)


         Registrant's telephone number, including area code (281) 482-0289
                                                            --------------


                                   Not Applicable
                                   --------------
           (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

          IWL Communications, Incorporated, a Texas corporation (the "Company"), entered into an Agreement and Plan of Merger and Plan of Exchange (the "Merger Agreement") dated as of February 16, 1998 among the Company, IWL Holdings Corp., a Texas corporation ("Holdings"), IWL Acquisition Corp., a Texas corporation ("I-Sub"), CapRock Communications Corp., a Texas corporation ("CapRock"), CapRock Acquisition Corp., a Texas corporation ("C-Sub"), and CapRock Fiber Network, Ltd., a Texas limited partnership (the "Partnership"). Holdings is a newly formed corporation which is wholly-owned by the Company. Each of I-Sub and C-Sub is a wholly-owned subsidiary of Holdings and, pursuant to the terms and subject to the conditions of the Merger Agreement, will be merged with and into the Company (the "Company Merger") and CapRock (the "CapRock Merger"), respectively, with each of the Company and CapRock as the surviving corporations (the "Mergers"). Upon consummation of the Mergers, all of the general and limited partnership interests (the "Interests") in the Partnership shall be exchanged for shares of the common stock, par value $.01 per share, of Holdings in the manner and order as set forth in the Merger Agreement (the "Interest Exchange"). Reference is made to the Merger Agreement and the Company's Press Release, dated February 17, 1998, each of which is attached hereto as an exhibit and is incorporated herein by reference.

          On February 16, 1998 (simultaneously with the execution of the Merger Agreement), CapRock and the holders of the majority of the outstanding common stock of the Company ("Company Common Stock") entered into the IWL Shareholders Agreement (the "IWL Shareholders Agreement"), pursuant to which, among other things, such holders agreed to vote (or cause to be voted) any Company Common Stock beneficially owned by such holder in favor of approval of (i) the Merger Agreement, (ii) the Company Merger on the terms and subject to the conditions set forth in the Merger Agreement, and (iii) any actions required in furtherance thereof at any meeting of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock. Reference is made to the IWL Shareholders Agreement, which is attached hereto as an exhibit and is incorporated herein by reference.

          In addition, on February 16, 1998, the Company and the holders of all of the outstanding common stock of CapRock ("CapRock Common Stock") and the general partner and each of the limited partners of the Partnership (collectively, the "Owners") entered into the CapRock Owners Agreement (the "Owners Agreement"), pursuant to which, among other things, such Owners agreed to vote (or cause to be voted) any CapRock Common Stock and/or Interests beneficially owned by such Owner (and, if applicable, grant any required consents under the limited partnership agreement of the Partnership) in favor of approval of (i) the Merger Agreement, (ii) the CapRock Merger and the Interest Exchange, in each case on the terms and subject to the conditions set forth in the Merger Agreement, and (iii) any actions required in furtherance thereof at any meeting of the holders of CapRock Common Stock or of the holders of Interests, however called, or in connection with any written consent of the holders of CapRock Common Stock or of the holders of Interests. Reference is made to the Owners Agreement, which is attached hereto as an exhibit and is incorporated herein by reference.


                                       2

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibits.

               2.1 Agreement and Plan of Merger and Plan of Exchange, dated as of February 16, 1998, by and among IWL Communications, Incorporated, IWL Holdings Corp., IWL Acquisition Corp., CapRock Communications Corp., CapRock Acquisition Corp., and CapRock Fiber Network, Ltd. The schedules to the Agreement and Plan of Merger and Plan of Exchange and the appendices thereto have been omitted in reliance on Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally to the Securities and Exchange Commission any of the schedules or appendices upon request.

               99.1 Press Release of the Company, dated February 17, 1998, regarding the Agreement and Plan of Merger and Plan of Exchange.

               99.2 Form of IWL Shareholders Agreement by and among CapRock Communications Corp. and each of the shareholders party thereto.

               99.3 Form of CapRock Owners Agreement by and among the Company and each of the owners party thereto.


                                       3

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                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       IWL COMMUNICATIONS, INCORPORATED



February 28, 1998                      By: /s/ Byron M. Allen
                                          -----------------------------------
                                          Byron M. Allen
                                          President













                                       4

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                                   EXHIBIT INDEX


               Exhibit   Description
               -------   -----------
               No.
               -------

               2.1 Agreement and Plan of Merger and Plan of Exchange, dated as of February 16, 1998, by and among IWL Communications, Incorporated, IWL Holdings Corp., IWL Acquisition Corp., CapRock Communications Corp., CapRock Acquisition Corp., and CapRock Fiber Network, Ltd. The schedules to the Agreement and Plan of Merger and Plan of Exchange and the appendices thereto have been omitted in reliance on Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally to the Securities and Exchange Commission any of the schedules or appendices upon request.

               99.1 Press Release of the Company, dated February 17, 1998, regarding the Agreement and Plan of Merger and Plan of Exchange.

               99.2 Form of IWL Shareholders Agreement by and among CapRock Communications Corp. and each of the shareholders party thereto.

               99.3 Form of CapRock Owners Agreement by and among the Company and each of the owners party thereto.